UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2008

INTEGRITY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in its charter)

           North Dakota                                        000-25958                               45-0404061
  (State or other jurisdiction                               (Commission                            (IRS Employer
        of  incorporation)                                      File Number)                            Identification No.)

1 Main Street North
Minot, North Dakota  58703
(Address of principal executive offices)

Registrant's telephone number, including area code:  (701) 852-5292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On May 30, 2008, at the Annual Meeting of Shareholders of the Company (the "2008 Annual Meeting"), the shareholders re-elected five of the six persons nominated by the Board of Directors to serve as Directors for the ensuing year and until the next annual meeting of shareholders or until their successors are elected and qualified.  The five nominees elected as Directors at the 2008 Annual Meeting were Vance A. Castleman, Vaune M. Cripe, Jeffrey A. Cummer, Peter A. Quist and Myron D. Thompson.  Biographical information as to the above named persons was included in the Definitive Schedule 14A filed by the Registrant on April 15, 2008.

            The sixth person nominated by the Board of Directors to serve as a Director, Richard H. Walstad, was not re-elected to the Board of Directors.

            Gregory G. Philipps was nominated as a Director of the Company from the floor at the 2008 Annual Meeting and was elected as a Director of the Company to serve for the ensuing year and until the next annual meeting of shareholders or until his successor is elected and qualified.  The Board has determined that Mr. Philipps qualifies as an "independent" director under the guidelines promulgated by the Nasdaq Stock Market, Inc. and the applicable Securities and Exchange Commission rules.

            In addition, at the meeting of the Board of Directors held immediately following the 2008 Annual Meeting, Mr. Philipps was appointed as a member of the Audit Committee to fill the vacancy created on that Committee by the retirement of Steven D. Lysne as a Director of the Company on February 11, 2008.

            Since 1992, Mr. Philipps has been the sole shareholder and principal of Pension Fund Evaluations, Inc., a New York investment consulting firm.  Mr. Philipps obtained his Bachelors Degree in Finance from Adelphia University, Garden City, New York, in 1999.

            As of the date of this Report, neither Mr. Philipps nor any member of his immediate family is a party, either directly or indirectly, to any transaction that the Company is aware of that is required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.  None of the directors elected at the 2008 Annual Meeting are related to any other director or to any executive officer of the Company.

Item 8.01.  Other Events

            At the 2008 Annual Meeting, the shareholders of the Company also ratified the appointment of Brady Martz & Associates, P.C., the Company's present independent auditors, to serve as the Company's independent auditors for the fiscal year ending December 31, 2008.

SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRITY MUTUAL FUNDS, INC.

(Registrant)

Dated:  June 4, 2008

By:  /s/ Bradley P. Wells

Bradley P. Wells
Interim Chief Executive
Officer and President